Amendment No. 2
to the Cooperation Agreement of December 15, 2005 (the “Agreement”)

between

IXI Mobile (R&D) Ltd.
17 Hatidhar st.
Ra’anana 43665
Israel

(herafter mentioned „IXI“)

and

1&1 Internet AG
Elgendorfer Straße 57
56410 Montabaur
Germany

(hereafter mentioned “1&1”)

1.	The CT-12 device delivered to 1&1 under the Agreement includes a RAM memory of 16MB instead of 8MB as set forth in the Agreement.

2.	At the request of 1&1 and further to negotiations between the parties, IXI will develop a new feature which will allow:

a)
The IXI handheld CT-12 to perform its purpose without an always-online connection. The SMS (WAP-push) will be used to trigger a setup of a connection towards the IXI proxy. This feature will be available in all future releases of the handheld.

b)	A GPRS connection must be established:

i.	if the user wants to browse the internet,

Amendment No. 2 to the Cooperation Agreement between IXI Mobile (R&D) Ltd.	Page 1 of 2
and 1&1 Internet AG

ii.	if the user wants to send an Email or
iii.	if the Notify-SMS will trigger an email download.

c)	The GPRS connection must be released:

i.	if the user closes the browser,
ii.	after the email/s is/are sent, and
iii.	after the email/s is/are downloaded.

d)
This feature, when and if completed as set forth herein, may be downloaded “Over the Air”, according to the Agreement, to all existing handheld devices in the “field” in a way that the GPRS “Always-Online” connection will be exchanged by a GPRS “On Demand” connection.

3.	As consideration for the development of the new feature, 1&1 will pay IXI an amount equal to [***], based on the hourly rate of [***] and IXI’s estimation of the development time of [***];

4.
IXI will use its best reasonable commercial efforts such that the new feature will be ready for implementation by the end of July 2006. if IXI does not finalize the feature by the said date, IXI shall pay a penalty to 1&1 in an amount [***] against invoice.

Except as expressly stated otherwise herein, the Cooperation Agreement dated December 15, 2005 shall remain in full force and effect.

As agreed by:

April ___, 2006	April ___, 2006

1&1 Internet AG	IXI Mobile (R&D) Ltd.

By:	By:

Name:	Name:

Title:	Title:

Amendment No. 2 to the Cooperation Agreement between IXI Mobile (R&D) Ltd.	Page 2 of 2
and 1&1 Internet AG